Accounts Receivable, Net	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 5 – ACCOUNTS RECEIVABLE, NET

Accounts receivable consisted of the following:

	December 31, 2020	December 31, 2019
Trade accounts receivable from third-part customers	$17,938,346	$22,376,370
Less: allowances for doubtful accounts	(14,717,842)	(11,124,368)
Total accounts receivable from third-party customers, net	3,220,504	11,252,002
Add: accounts receivable, net, related parties	202,074	469,474
Accounts receivable, net	$3,422,578	$11,721,476

Due to a change in market conditions as affected by the COVID-19 outbreak and spread, the Company’s collection efforts did not result in a favorable outcome as compared to prior years. For the Company’s December 31, 2020 accounts receivable balance from third party customers, approximately $0.5 million, or 3% has been collected as of the date of this report and the remaining balance is expected to be substantially collected from customers before December 31, 2021.

Allowance for doubtful accounts movement is as follows:

	December 31, 2020	December 31, 2019
Beginning balance	$11,124,368	$3,228,732
Bad debt provision	3,988,387	8,001,921
Write off	(1,303,932)	-
Foreign exchange translation	909,019	(106,285)
Ending balance	$14,717,842	$11,124,368

Below is the aging schedule of accounts receivable as of December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
Accounts Receivable Aging:
Less than 3 months	$2,533,525	$5,387,285
From 4 to 6 months	686,175	4,107,880
From 7 to 9 months	408,037	4,284,179
From 10 to 12 months	160,761	3,397,470
Over 1 year	14,351,922	5,669,030
Bad debt reserve	(14,717,842)	(11,124,368)
Accounts Receivable, net	$3,422,578	$11,721,476